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                                                                   EXHIBIT 4.1



NUMBER                                                             SHARES
PPA                             POPULAR, INC.
Stockholder No.                                             CUSIP 733174 30 4
                             SAN JUAN, PUERTO RICO

         Incorporated under the laws of the Commonwealth of Puerto Rico
           THIS CERTIFICATE IS TRANSFERABLE IN SAN JUAN, PUERTO RICO


This is to certify that the person(s) or entity(ies) who is (are) mentioned below, to wit:





 is (are) the owner(s) of

FULLY PAID AND NON-ASSESSABLE SHARES OF 6.375% NONCUMULATIVE MONTHLY INCOME PREFERRED STOCK, 2003 SERIES A, OF NO PAR VALUE, OF POPULAR, INC.

transferable only on the books of the Corporation personally by the holder hereof or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:


Countersigned and Registered:
         BANCO POPULAR DE PUERTO RICO
            TRANSFER AGENT AND REGISTRAR

                                              /s/               /s/

By             Authorized Signature               Secretary         President


             [SEAL]              POPULAR INC.
                                     1984
                        ESTADO LIBRE ASOCIADO DE P.R.

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         The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any request should be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common              UNIF GIFT MIN ACT - ___________ Custodian ___________
TEN ENT  -  as tenants by the entireties                            (Cust)                (Minor)
JT TEN   -  as joint tenants with right                           under Uniform Gifts to Minors
            of survivorship and not as                            Act ___________
            tenants in common                                           (State)

                 Additional abbreviations may also be used though not in the above list.

         For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


                       ________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.